Lord Abbett  Growth Opportunities Fund

                        SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MAY 31, 1999

                                                         A portfolio of midsized

                                                                growth companies

Report to Shareholders
For the Six Months Ended May 31, 1999

[PHOTO]

ROBERT S. DOW
CHAIRMAN


JULY 10, 1999


"We feel very comfortable with the current investment environment for mid-cap stocks, as we have recently seen money flowing into this end of the market."

Lord Abbett Growth Opportunities Fund completed the first half of its fiscal year on May 31, 1999 with a net asset value of $14.73 per Class A share versus $12.58 on November 30, 1998. The Fund's total return over the same six-month period was 17.0%.*

Formerly known as Lord Abbett Research Fund - Mid-Cap Series, Lord Abbett Growth Opportunities Fund became available for investment to the general public on October 15, 1998. On September 15, 1998, the Fund's shareholders voted to amend the Fund's investment objective to enable the Fund to pursue an investment strategy that seeks capital appreciation and focuses on mid-cap growth-oriented equity securities. The Fund primarily invests in mid-sized, U. S.-based companies and, to a lesser extent in non-U. S. domiciled mid-cap companies, from which Lord Abbett expects above-average growth.


A Bumpy Ride for Equities

After the economic and political  uncertainties of late 1998 had settled, the U.
S. stock market once again resumed its upward surge, aided, in part, by the Federal Reserve Board's series of autumn rate cuts. During the first quarter of 1999, many sectors of the equity market participated in the upswing, but it was again a relatively narrow group of large-cap growth stocks that led the way. During the second quarter, we saw the stock market begin to broaden out away from its focus on large-cap growth stocks. Mid-cap stocks, which were all but forgotten by investors who were scrambling to invest in the big name large-cap growth stocks, began to get some much-deserved attention. Some of the neglected sectors such as entertainment and commodity-driven industries saw promising improvement, and many small-cap stocks began to participate in the overall performance of the market.

The Fund has performed well since it was reorganized to account for a new mid-cap growth investment strategy. We have increased our overall number of holdings, and increased our allocations to the technology and consumer non-cyclicals sectors which has helped the Fund. We saw a tremendous run-up and subsequent sharp correction in many internet stocks, a sector in which we had cautiously participated, but had previously reduced. Information technology ("IT") services stocks, which were negatively impacted as demand for their services was temporarily disrupted by customers' needs to address Y2K issues, have shown strong signs of rebounding. We believe that IT services companies can generate strong growth potential, and we have used their short-term price downdraft as an opportunity to add to our positions in this area.


The Road Ahead

We feel very comfortable with the current investment environment for mid-cap stocks, as we have recently seen money flowing into this end of the market. Although inflationary fears remain and a possible Fed Funds increase looms in the distance, our investments are focused on longterm growth opportunities, not on interest rate predictions. Furthermore, we expect that an improving global economic situation, particularly in Japan and Southeast Asia, will positively impact mid-cap companies with global operations and create an opportunity for mid-cap stocks to participate more fully in market advances.

Our goal of identifying mid-sized companies with a history of earnings and revenue growth, experienced management teams and proprietary products or services, should help the Fund to uncover strong investment opportunities.


We are pleased that you have chosen Lord Abbett Growth Opportunities Fund as an investment vehicle in your diversified portfolio. We appreciate the confidence you have placed in Lord Abbett, and seek to reward your trust with a commitment to performance.

* Total return, which is not annualized, is the percent change in net asset value assuming the reinvestment of all distributions.

Fund Performance

Comparison of the change in value of a $10,000 investment, 8/1/95 -5/31/99, (1) in Lord Abbett Growth Opportunities Fund and the unmanaged Lipper Mid-Cap Funds Average. (2)

[GRAPHIC OMMITTED]

    Growth
 Opportunities    $20,742
    Fund (3)

     Lipper
 Mid-Cap Funds    $17,853
    Average

(1)  The Fund (Class A shares) commenced operations 8/1/95.

(2) Source: Lipper, Inc. The Lipper Mid-Cap Funds Average represents funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $300 million at the time of purchase.

(3)  Reflects the reinvestment of all distributions at net asset value.


SEC-Required Information

Average annual compounded returns for periods ended 6/30/99, at the Class A maximum sales charge of 5.75%, with all distributions reinvested:

[GRAPHIC OMMITTED]

            1 Year                5.20%

      Life of Fund               19.27%
 (8/1/95 Inception)

Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Trust relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Trust's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Trust has been routinely taking companies' Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot eliminate altogether the possibility that the Trust could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.


Statement of Net Assets
May 31, 1999

                                                                  Value
                    Security                     Shares        (Note 1a)

Investments in Common Stocks
98.93%
-----------------------------------------------------------------------
Aerospace 2.06%    *Orbital Sciences Corp.        13,800   $    312,225
                                                           ------------
Airlines 1.12%      COMAIR Holdings Inc.           9,000        170,438
                                                           ------------
Apparel 2.99%      *Tommy Hilfiger Corp.           3,300        247,706
                    Warnaco Group Inc. Class A     7,000        206,500
                    Total                                       454,206
                                                           ------------
Banks:              National Commerce
Regional 1.55%      Bancorporation                10,000        234,375
                                                           ------------
Brokers 1.52%      *DLJ Direct                     5,350        230,050
                                                           ------------
Business           *Axiom Corp.                    4,300        116,100
Services 7.11%     *Interim Services Inc.          8,700        189,769
                   *Metzler Group, Inc.            7,000        229,250
                   *Quintiles Transnational Corp.  8,000        325,000
                   *Sykes Enterprises Inc.         7,000        217,875
                    Total                                     1,077,994
                                                           ------------
Communications     *Plantronics, Inc.              5,500        336,875
Equipment 4.79%    *QUALCOMM Inc.                  4,000        389,000
                    Total                                       725,875
                                                           ------------
Computer:          *BEA Systems Inc.              20,000        407,500
Software 12.27%    *Legato Systems Inc.           10,000        547,500
                   *Lernout & Hauspie
                    Speech Products NV            12,000        421,500
                   *Peoplesoft Inc.               13,700        221,769
                   *Visio Corp.                    8,000        263,000
                    Total                                     1,861,269
                                                           ------------
Consumer            Stewart Enterprises, Inc.
Services 1.46%      Class A                       12,000        221,250
                                                           ------------
Data Processing    *Cambridge Technology
  8.07%             Partners Inc.                 18,000        306,000
                   *CIBER Inc.                     9,000        192,937
                   *International Network
                    Services                       2,000         74,750
                   *Mastech Corp.                 18,000        345,375
                   *USWeb Corp.                   12,000        304,500
                    Total                                     1,223,562
                                                           ------------
Drugs/Health Care *Elan Corp. plc ADR              3,000        162,187
Products 8.16%     *ICOS Corp.                    13,000        569,563
                   *Nu Skin Asia Pacific Inc.
                    Class A                       12,000        216,000
                   *Rexall Sundown Inc.           17,000        290,062
                    Total                                     1,237,812
                                                           ------------

Electric Power 1.95% Montana Power Co.            4,000    $    295,500
                                                           ------------
Electronics:       *American Power
Components 2.57%    Conversion Co.                10,000        389,375
                                                           ------------
Electronics:        Dallas Semiconductor Corp.     6,000        261,000
Semiconductors     *LSI Logic Corp.               15,000        555,938
  5.39%
                    Total                                       816,938
                                                           ------------
Food 1.00%         *Smithfield Foods Inc.          5,700        152,119
                                                           ------------
Health-Care
Products .58%      *Safeskin Corp.                 7,100         88,750
                                                           ------------
Health-Care        *Health Management
Services 5.05%      Associates Inc. Class A       27,000        351,000
                   *Healthsouth Corp.             31,000        414,625
                    Total                                       765,625
                                                           ------------
Health-Care
Information         Shared Medical
Systems 2.17%       Systems Corp.                  5,000        328,750
                                                           ------------
Home Building      *Catellus Development Corp.    19,000        292,125
  5.82%             Lennar Corp.                  12,000        271,500
                   *Royal Group
                    Technologies Ltd.             11,000        319,687
                    Total                                       883,312
                                                           ------------
Household
Products 2.12%     *Blyth Industries, Inc.        11,500        322,000
                                                           ------------
Instrumentation
  2.01%            *National Instruments Corp.     8,000        304,500
                                                           ------------
Media 1.94%        *Nielsen Media Research Inc.   11,000        294,250
                                                           ------------
Miscellaneous 2.82% Diebold Inc.                   5,000        140,625
                   *Stillwater Mining Co.          9,000        287,438
                    Total                                       428,063
                                                           ------------
New Media 4.90%    *Lycos Inc.                     3,000        301,500
                   *Safeguard Scientifics Inc.     3,000        219,375
                   *VeriSign Inc.                  1,000        118,500
                   *Ziff Davis Inc.                5,000        104,375
                    Total                                       743,750
                                                           ------------
Printing and        Hollinger International
Publishing 3.75%    Inc. Class A                  41,000        568,875
                                                           ------------
Real Estate .79%    Prison Realty Corp.            9,462        119,458
                                                           ------------
Restaurants .60%   *Papa Johns International Inc.  2,300         90,850
                                                           ------------
Retail 3.12%       *eToys Inc.                     5,000        303,437
                   *Ticketmaster Online-City
                    Search, Inc.                   6,000        169,500
                    Total                                       472,937
                                                           ------------

Statement of Net Assets
May 31, 1999
                                                                     Value
                      Security                       Shares        (Note 1a)
----------------------------------------------------------------------------
 Retail:              Sotheby's Holdings Inc.
 Specialty 1.25%      Class A                         5,000   $     189,687
                                                              =============
                      Total Investments in
                      Common Stocks
                      (Cost $13,536,454)                         15,003,795
                                                              =============
 Cash and Receivables, Net of Liabilities 1.07%                     163,012
                                                              =============
 Net Assets 100.00%                                             $15,166,807
                                                              =============

Class A Shares-Net asset value ($12,153,770/825,227 shares outstanding) $14.73
Maximum offering price (net asset value plus sales charge of              5.75%
of the offering price)                                                  $15.63
Class B Shares-Net asset value ($1,665,214/113,368 shares outstanding)  $14.69
Class C Shares-Net asset value ($1,345,511/91,646 shares outstanding)   $14.68
Class Y Shares-Net asset value ($2,312.32/156.971 shares outstanding)   $14.73
*Non-income producing security.

See Notes to Financial Statements.


Statement of Operations

Investment Income                                                                                      Six Months Ended May 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Income         Dividends                                                                                 $    12,812
                                                                                                         -----------
               Interest                                                                                       14,225
               Total income                                                                                             $   27,037
                                                                                                                        ----------
Expenses       Management fee                                                                                 41,396
               Management fee waived                                                                         (41,396)
               12b-1 distribution plan- Class A                                                                8,301
               12b-1 distribution plan- Class B                                                                3,354
               12b-1 distribution plan- Class C                                                                2,777
               Shareholder servicing                                                                           9,105
               Reports to shareholders                                                                           647
               Registration                                                                                   16,985
               Professional                                                                                    5,102
               Other                                                                                             643
                                                                                                         -----------
               Total expenses before reimbursements                                                           46,914
               Expenses assumed by Lord Abbett                                                               (32,482)
               Net expenses                                                                                                 14,432
                                                                                                                        ----------
               Net investment income                                                                                        12,605
                                                                                                                        ----------
Realized and Unrealized Gain on Investments
                                                                                                                        ----------
Net realized gain from investment transactions                                                                             555,859

Net change in unrealized appreciation of investments                                                                     1,017,193
                                                                                                                        ----------
Net realized and unrealized gain on investments                                                                          1,573,052
                                                                                                                        ----------
Net Increase in Net Assets Resulting from Operations                                                                    $1,585,657
                                                                                                                        ==========
               See Notes to Financial Statements.


               Statements of Changes in Net Assets                                                Six Months Ended     Year Ended
                                                                                                           May 31,   November 30,
Increase in Net Assets                                                                                         1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Operations     Net investment income                                                                    $    12,605     $   24,409
               Net realized gain from investment transactions                                               555,859        233,346
               Net change in unrealized appreciation of investments                                       1,017,193         64,603
               Net increase in net assets from operations                                                 1,585,657        322,358
                                                                                                        -----------     ----------
Undistributed net investment income included in price of share transactions                                      -           1,127
                                                                                                        -----------     ----------
Dividends and distribution to shareholders from:
               Net investment income                                                                             -         (43,200)
               Net realized gain from investment transactions                                                    -        (405,260)
               Total                                                                                             -        (448,460)
               =====================================================================================================================
Capital share transactions:
               Net proceeds from sales of shares                                                          9,599,821      3,761,157
               Net asset value of shares issued in reinvestment of dividends and distributions                   -         439,363
               Total                                                                                      9,599,821      4,200,520
               =====================================================================================================================
               Cost of shares reacquired                                                                   (741,781)    (1,024,926)
               Increase in net assets derived from capital share transactions                             8,858,040      3,175,594
                                                                                                        -----------     ----------
Increase (decrease) in net assets                                                                        10,443,697      3,050,619
                                                                                                        -----------     ----------
Net Assets:
               Beginning of period                                                                        4,723,110      1,672,491
                                                                                                        -----------     ----------
               End of period (including net investment income of $12,842 and $237, respectively)        $15,166,807     $4,723,110
------------------------------------------------------------------------------------------------------------------------------------

               See Notes to Financial Statements.


Financial Highlights

                                                                                                                      Class A Shares
                                                                                                                      --------------
                                                                                                                      August 1, 1995
                                                                                                                       (Commencement
                                                                                                      Year Ended   of Operations) to
                                              Six Months Ended                                        November 30,      November 30,
Per Share Operating Performance:                  May 31, 1999           1998           1997                1996                1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $12.58         $16.18         $12.84              $10.18              $10.00
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations

      Net investment income                                .02 (e)        .15            .23                 .30                 .10

      Net realized and unrealized gain on investments     2.13            .09           3.39                2.50                 .08

      Total from investment operations                    2.15            .24           3.62                2.80                 .18
     -------------------------------------------------------------------------------------------------------------------------------
      Distributions from:

      Net investment income                                   -           (.37)         (.28)              (.12)                 -

      Net realized gain on investments                        -          (3.47)            -               (.02)                 -

      Total distributions                                     -          (3.84)         (.28)              (.14)                 -
      ------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $14.73         $12.58         $16.18             $12.84              $10.18
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                          17.00% (d)      5.71%         28.90%             27.81%           1.80%(d)
====================================================================================================================================
      Ratios to Average Net Assets:

      Expenses, including waiver and reimbursements         .14%(d)        .02%           .00%                .00%           .00%(d)

      Expenses, excluding waiver and reimbursements         .94%(d)       1.60%          1.58%               2.39%          1.20%(d)

      Net investment income                                 .15%(d)       1.14%          1.69%               2.67%          1.04%(d)
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Class B Shares                    Class C Shares    Class Y Shares
                                                      Six Months     October 16,    Six Months     October 19,   December 9, 1998(c)
                                                           Ended      1998(c) to         Ended       1998 (c) to                  to
                                                         May 31,    November 30,       May 31,       November 30,            May 31,
Per Share Operating Performance:                            1999            1998          1999               1998               1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $12.57         $10.41         $12.59              $10.70            $12.76
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations

      Net investment income (loss)                          (.01)(e)        -(a)        (.01)(e)            - (a)             .04(e)

      Net realized and unrealized gain on investment        2.13           2.16            2.10               1.89              1.93

      Total from investment operations                      2.12           2.16            2.09               1.89              1.97
      ------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.69         $12.57          $14.68             $12.59            $14.73
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)(d)                                        16.87%         20.75%          16.60%             17.66%           15.44%
====================================================================================================================================
      Ratios to Average Net Assets (d) :

      Expenses, including waiver and reimbursements          .42%           .13%            .42%               .13%             .00%

      Expenses, excluding waiver and reimbursements         1.22%           .34%           1.22%               .34%             .78%

      Net investment income (loss)                         (.09)%         (.08)%          (.12)%             (.10)%             .29%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      August 1, 1995
                                                                                                                       (Commencement
                                                                                                      Year Ended   of Operations) to
                                                Six Months Ended                                      November 30,      November 30,
Supplemental Data For All Classes:                  May 31, 1999           1998            1997              1996              1995
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)                    $15,167         $4,723          $1,672            $1,462               $968

      Portfolio turnover rate                              51.84%        136.81%          52.86%            30.78%             1.55%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Amount less than $. 01.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Commencement of operations of respective class shares.

(d)  Not annualized.

(e)  Calculated using average shares outstanding during the period.

     See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Research Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on April 26, 1992. The Company consists of three separate portfolios. This report covers one of the portfolios- Lord Abbett Growth Opportunities Fund (" Series") (formerly Mid-Cap Series). The Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series.

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Investment transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) Prior to December 1, 1998, the Series followed the accounting practice of equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective December 1, 1998, the Series discontinued the use of equalization. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.

(e) The organization expenses of the Series are amortized evenly over a period of five years.

2. Management Fee and Other Transactions with Affiliates The Series has a management agreement with Lord, Abbett & Co. (" Lord Abbett") pursuant to which Lord Abbett supplies the Series with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Series' investment portfolio. The management fee paid is based on average daily net assets for each month at the annual rate of 0.75% of 1% for the period December 1, 1997 to September 14, 1998. Effective September 15, 1998, the management fee increased to an annual rate of 0.90% of 1%. Lord Abbett waived its management fee for the six months ended May 31, 1999.

The Series has rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC (" Distributor"), an affiliate of Lord Abbett. The Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Series pays Distributor (1) an annual service fee of 0.25% of the average daily net assets of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B and Class C Plans, the Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the shares outstanding. Class Y does not have a Rule 12b-1 plan.

Distributor received $29,676, representing payment of commissions on sales of Class A shares after deducting $166,588 allowed to authorized distributors as concessions.

Certain of the Series' officers and directors have an interest in Lord Abbett.


3. Capital

The Company has authorized 150 million shares of $.001 par value capital stock designated as follows: Class A- 50 million, Class B- 30 million, Class C- 20 million, Class P- 20 million, Class Y- 30 million. Paid in capital amounted to $13,089,347 at May 31, 1999. Prior to October 1, 1998, all outstanding shares of the Series were held by directors and officers of the Company and by partners and employees of Lord Abbett.

Transactions in capital stock were as follows:

                           Six Months Ended                Year Ended
                              May 31, 1999           November 30, 1998
                   -------------------------  ----------------------------------
Class A              Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares     535,900     $7,241,697     282,010    $3,261,131
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            -              -       38,922       439,363
Total               535,900      7,241,697     320,932     3,700,494
--------------------------------------------------------------------------------
Shares reacquired  (43,840)      (579,428)    (91,140)    (1,024,908)
Increase            492,060     $6,662,269     229,792    $2,675,586
--------------------------------------------------------------------------------


                           Six Months Ended         October 16, 1998* to
                              May 31, 1999           November 30, 1998
                   -------------------------  ----------------------------------
Class B              Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares     103,195     $1,395,302      18,197      $211,217
Shares reacquired   (8,022)      (109,543)         (2)           (18)
--------------------------------------------------------------------------------
Increase             95,173     $1,285,759      18,195      $211,199
--------------------------------------------------------------------------------
                           Six Months Ended         October 19, 1998* to
                              May 31, 1999           November 30, 1998
                   -------------------------  ----------------------------------
Class C              Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares      71,508       $960,696      24,003      $288,809
Sales reacquired    (3,865)       (52,810)         -              -
--------------------------------------------------------------------------------
Total Increase       67,643       $907,886      24,003      $288,809
--------------------------------------------------------------------------------
                                                                               5

Notes to Financial Statements

                                                      December 9, 1998* to
                                                             May 31, 1999
                                                  ------------------------------
Class Y                                            Shares         Amount
--------------------------------------------------------------------------------
Sales of shares                                       157          $2,126
Total Increase                                        157          $2,126
--------------------------------------------------------------------------------
*Commencement of operations of respective class shares.
NOTE: There was no capital stock activity for Class P shares during the period.


4. Distributions

Distributions from net investment income and net realized gain from investment transactions, if any, are distributed to shareholders annually. At May 31, 1999, accumulated net realized gain for the Series was $597,277.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.


5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than short-term investments) for the six months ended May 31, 1999 aggregated $13,473,645 and $4,389,939, respectively.

As of May 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $1,467,341 of which $2,053,653 related to appreciated securities and $586,312 related to depreciated securities.

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.


6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund.


7. Line of Credit

Each Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility (" Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at May 31, 1999, nor was the Facility utilized at any time during the period.

Copyright (C) 1999 by Lord Abbett Growth Opportunities Inc. 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Growth Opportunities is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Series' Investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass. All rights reserved. Printed in the U. S. A.

LAGOPF-3-599
(7/99)

6